SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                            SCHEDULE 14C INFORMATION

        Information Statement Pursuant to Section 14(c) of the Securities
                            Exchange Act 1934 of 1934

Check  the  appropriate  box:

[   ]  Preliminary  Information  Statement

[   ]  Confidential,  for  Use  of  the  Commission  Only  (as  permitted by
       Rule 14c-5(d)(2))

[ X ]  Definitive  Information  Statement

                      GLOBAL SPORTS AND ENTERTAINMENT, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment  of  Filing  Fee  (Check  the  appropriate  box)

[ X ]  No  fee  required.

[   ]  Fee computed  on  table  below  per Exchange Act Rules 14c-5(g) and 0-11.
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1)Title  of  each  class  of  securities  to  which  transaction  applies:

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2)Aggregate  number  of  securities  to  which  transaction  applies:

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3)Per  unit  price or other underlying value of transaction computed pursuant to
Exchange  Act  Rule  0-11  (Set  forth  the  amount  on  which the filing fee is
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calculated  and  state  how  it  was  determined):

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4)Proposed  maximum  aggregate  value  of  transaction:

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5)Total  fee  paid:

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[  ]  Fee  paid  previously  with  preliminary  materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule
                                                                            ----
0-11(a)(2)  and  identify  the  filing  for  which  the  offsetting fee was paid
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previously.  Identify  the  previous filing by registration statement number, or the  Form  or  Schedule  and  the  date  of  its  filing.

1)Amount  Previously  Paid:

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2)Form,  Schedule  or  Registration  Statement  No.:

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3)Filing  Party:

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4)Date  Filed:

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
                              INFORMATION STATEMENT
                                       OF
                       GLOBAL SPORTS & ENTERTAINMENT, INC.
                             5092 SOUTH JONES BLVD.
                            LAS VEGAS, NEVADA  89118

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This Information Statement is first being furnished on or about June 20, 2002 to the holders of record as of the close of business on April 30, 2002 of the common stock of Global Sports & Entertainment, Inc. ("GWIN").

     This Information Statement is being sent in compliance with Section 228(e) of the Delaware General Corporation Law.

     GWIN's Board of Directors has approved, and a total of 6 stockholders owning 10,423,673 shares of the 19,579,728 shares of common stock outstanding as of March 31, 2002 have consented in writing to the actions described below. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Delaware General Corporation Law and GWIN's By-Laws to approve the actions. Accordingly, the actions will not be submitted to the other stockholders of GWIN for a vote and this Information Statement is being furnished to stockholders to provide them with certain information concerning the actions in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C.


                          ACTIONS BY BOARD OF DIRECTORS
                                       AND
                             CONSENTING STOCKHOLDERS


GENERAL

     GWIN will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. GWIN will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of GWIN's common stock.

     GWIN will only deliver one information statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. GWIN will promptly deliver a separate copy of this information statement and future shareholder communication documents to any security holder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future shareholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written or oral request to the following address:

               Global  Sports  &  Entertainment,  Inc.
               Attn:  Douglas  R.  Miller
               5092  South  Jones  Blvd.
               Las  Vegas,  Nevada  89118
               (702)  967-6000

     Security holders may also address future requests regarding delivery of information statements and/ or annual reports by contacting GWIN at the address listed above.

INFORMATION  ON  CONSENTING  STOCKHOLDERS

     Pursuant to GWIN's Bylaws and the Delaware General Corporation Act, a vote by the holders of at least a majority of GWIN's outstanding capital stock is required to effect the actions described herein. GWIN's Certificate of Incorporation does not authorize cumulative voting. As of the record date, GWIN had 19,579,728 voting shares of common stock issued and outstanding of which 9,827,365 shares are required to pass any stockholder resolutions. The consenting stockholders, who consist of 6 current stockholders of GWIN, are collectively the record and beneficial owners of 10,423,673 shares, which represents 53.4% of the issued and outstanding shares of common stock. Pursuant to Section 228 (a) of the Delaware General Corporation Act, the consenting stockholders voted in favor of the actions described herein in a written Consent, dated June 18, 2002, attached hereto as Exhibit A. No consideration was paid for the consent. The consenting stockholders' names, affiliations with GWIN and their beneficial holdings are as follows:


Name                                Affiliation          Shares Beneficially Held   Percentage
---------------------------  -------------------------  -------------------------   -----------

Wayne Allyn Root             Chairman, Chief Executive
                             Officer                           4,292,818              21.9%

Douglas R. Miller            Director, Chief Financial
                             Officer                           3,710,474              19.0%

Timothy J. Keating           Director                            959,207               4.9%

John T. Manner               Director                            639,308               3.3%

Ralph R. Papitto             Director                            289,110               1.5%

Edward J. Fishman            Director                            532,756               2.8%

TOTAL                                                         10,423,673              53.4%


INTEREST  OF  CERTAIN  PERSONS  IN  OR  OPPOSITION  TO  MATTERS TO BE ACTED UPON

None.

PROPOSALS  BY  SECURITY  HOLDERS

None

DISSENTERS'  RIGHT  OF  APPRAISAL

There  are  no  appraisal  rights  regarding  any  matter  to  be  acted  upon.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     The following table sets forth information as of April 30, 2002 as to each person who is known to GWIN to be the beneficial owner of more than 5% of GWIN's outstanding common stock and as to the security and percentage ownership of each executive officer and director of GWIN and all officers and directors of GWIN as a group. Except where specifically noted, each person listed in the table has sole voting and investment power with respect to the shares listed.

                                                                      Amount And Nature
Title Of Class                                                        Of Beneficial      Percent Of
                         Name (1)                                     Ownership          Class
                         ---------------------------------------     ------------------  ------------

Common Stock              Wayne Allyn Root, Chairman and Chief           4,292,818          22.3%
                          Executive Officer (2)


Common Stock              Douglas Miller, Director and Chief             3,710,474          19.3%
                          Financial Officer (3)

Common Stock              Timothy J. Keating, Director (4)               959,207            5.0%

Common Stock              John T. Manner, Director (5)                   639,308            3.3%

Common Stock              Ralph R. Papitto, Director (6)                 289,110            1.5%

Common Stock              David P. Hanlon, Director (7)                  ___                ___

Common Stock              Edward J. Fishman, Director                    532,756            2.8%

Common Stock              Thomas G. Muehlbauer, Director                 ___                ___

                          Officers & Directors as a group (8 persons)    10,423,673         53.4%

Series C Preferred Stock  Trilium Holdings Ltd.                          1,000,000(8)       ___
                          Charlotte House, Charlotte Street
                          P.O. Box 9204
                          Nassau, Bahamas

Series C Preferred Stock  Luca Toscani
                          220 Montgomery Street
                          Suite 5
                          San Francisco, CA 94104                        280,000 (8)        ___

(1) Unless otherwise noted, the address for each of the named directors and officers is: 5092 South Jones Blvd., Las Vegas, Nevada 89118.

(2) Does not include Mr. Root's stock options to acquire 106,551 shares of common stock at an exercise price of $1.41.

(3) The shares are held in the name of Kerlee Inter Vivos Trust for which Mr. Miller is a beneficiary. Amount does not include Mr. Miller's stock options to acquire 106,551 shares of common stock at an exercise price of $1.41.

(4) Does not include Mr. Keating shares of Series C Preferred Stock, that are held by him and through his affiliated entity, that are convertible into 1,720,000 shares of common stock. Does not also include Mr. Keating's warrants to acquire 600,000 shares of common stock at $.10 per share, and 400,000 shares of common stock at $1.00 per share.

(5) Does not include Mr. Manner's stock options to acquire 168,465 shares of common stock at an exercise price of $1.41.

(6) Does not include Mr. Papitto's stock options to acquire 133,189 shares of common stock at an exercise price of $1.41 and 92,345 warrants at an exercise price of $1.41.

(7) Does not include Mr. Hanlon's stock options to acquire 106,551 shares of common stock at an exercise price of $1.41.

(8) Represents Series C Convertible Preferred Stock that is convertible into common shares. As of April 30, 2002, the Series C Preferred Stock was not converted.

NOTICE  TO  STOCKHOLDERS  OF  ACTIONS  APPROVED  BY  CONSENTING  STOCKHOLDERS

     The following actions were taken based upon the unanimous recommendation by GWIN's Board of Directors and the written Consent of the consenting stockholders:

                                    ACTION 1
                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                        TO CHANGE THE NAME OF THE COMPANY

     On June 14, 2002, the Board issued a Resolution adopting and approving an amendment to GWIN's Certificate of Incorporation to change the name of the company from "Global Sports & Entertainment, Inc." to "GWIN" (the "Name Change"). On June 18, 2002, the consenting stockholders issued a Consent, whereby they approved the Name Change. It is the opinion of the Board and the consenting shareholders that the Name Change is desirable to avoid both consumer confusion and both potential and actual litigation with another Delaware company with a similar name, Global Sports, Inc. Global Sports, Inc. filed a complaint against us on October 11, 2001 regarding the similarities in our names. Although our businesses are not competitive, in evaluating our options regarding this proceeding, including a consideration of the time and resources which would have been required to adequately respond to this proceeding, it is the opinion of the Board that it is in the best interests of the company and its shareholders to avoid the deleterious effects of pursuing this cause of action altogether, and commence the Name Change, permitting us to focus on the business and operations of the company.

     GWIN's stockholders will not be affected by the name change in any way, and GWIN stockholders will not be required to exchange outstanding stock certificates for new certificates.

     The Name Change Amendment will become effective upon the filing of the Amended Certificate of Incorporation. Under federal securities laws, GWIN cannot file the Amended Certificate of Incorporation until at least 20 days after the mailing of this Information Statement

                                    ACTION 2
                   ADOPTION OF THE 2002 EQUITY INCENTIVE PLAN

     On June 14, 2002, the Board issued a Resolution adopting and approving an Equity Incentive Plan, reserving 3,000,000 shares of common stock for issuance under the Plan. On June 18, 2002, the consenting stockholders issued a Consent, whereby they approved the adoption of the Equity Incentive Plan. Under the Plan, options may be issued to directors, officers, key employees, consultants, agents, advisors, and independent contractors who are in a position to contribute materially to the prosperity of the company. The Plan provides for the issuance of both Incentive Stock Options ("ISOs") and Non-Qualified Stock Options ("NQSOs"). ISOs are issued to employees and NQSOs are generally issued to non-employees. The number of shares that are subject to ISOs is limited to 3,000,000 under the Plan. The number of NQSOs that may be issued is subject to the discretion of the Board of Directors. The Plan is attached as an Exhibit to this Information Statement.

      Our Board of Directors administers the Plan but may delegate such administration to a committee, which shall consist of at least two members of the Board. The Board or the Committee has the authority to determine the number of options to be granted, when the options may be exercised and the exercise price of the options, provided that the exercise price may never be less than the fair market value of the shares of the Common Stock on the date the option is granted (110% in the case of any employee who owns more than 10% of the combined voting power or value of all classes of stock). Options may be granted for terms not exceeding ten years from the date of the grant, except for options granted to persons holding in excess of 10% of the common stock, in which case the options may be granted for a term not to exceed five years from the date of the grant.

     The Board of Directors believes that the Plan will provide greater flexibility in structuring compensation arrangements with management, consultants and employees, and will provide an equity incentive for those who are awarded shares under the Plan. The issuance of common stock as an award under the Plan may have a financially dilutive effect depending on the price paid for such shares, and an absolute dilutive effect due to the increase in issued and outstanding shares.


                                    ACTION 3
                              ELECTION OF DIRECTORS

     In accordance with GWIN's By-Laws, the Board shall consist of not less than three and not more than nine persons. The size of the Board is currently fixed at eight, and the Board has nominated the individuals listed below for election as directors, all of whom are presently members of the Board and were elected by shareholders at the 2001 annual meeting, with the exception of Mr. Thomas G. Muehlbauer, who is not being renominated at the end of his present term. The Board does not intend to fill Mr. Muehlbauer's vacancy, and has reduced its Board of Directors to seven by affirmative vote of the Board of Directors, dated June 14, 2002, as permitted by Article III, Section 2 of its By-Laws. All of the proposed director-nominees have signified their willingness to serve, if elected. On June 18, 2002, the consenting stockholders issued a Consent, whereby they duly elected the director-nominees for a new term, such term to begin as soon as permissible by the Federal securities laws.

     The following brief biographies contain information about the seven director-nominees. The information includes each person's principal occupations and business experience for at least the past five years.





NAME                          AGE                   TITLE
--------------------          ---                 --------

Wayne Allyn Root               40         Chairman of the Board and Chief Executive Officer

Douglas R. Miller              55         President, Chief Operating Officer, Chief Financial Officer,
                                          Secretary and Director
David P. Hanlon                56         Director

Edward J. Fishman              58         Director

Ralph R. Papitto               74         Director

Timothy J. Keating             38         Director

John T. Manner                 55         Director



     WAYNE ALLYN ROOT has served as our Chief Executive Officer and Chairman of our board of directors since our reorganization in July 2001. From 1999 to 2001, Mr. Root served as Chairman and Chief Executive Officer of our subsidiary, Global Sports Edge, Inc. From 1990 to 1999, Mr. Root served as a sports handicapper for National Sports Service. Mr. Root has appeared on Proline, a college and pro football show on USA Network, since 1990. Mr. Root holds a B.A. in political science from Columbia University. Other than the Registrant, Mr. Root does not hold a board seat in any other public company.

     DOUGLAS R. MILLER has served as our President, Chief Operating Officer, Secretary and director since our reorganization in July 2001. Mr. Miller has also served as our Chief Financial Officer since November 7, 2001. From 1999 to 2001, Mr. Miller served as President of our subsidiary, Global Sports Edge, Inc. From 1998 to 1999, Mr. Miller was the Chief Financial Officer of Body Code International, an apparel manufacturer. Mr. Miller holds a B.A. degree in

Economics from the University of Nebraska, and an MBA degree from Stanford University, and has over twenty-five years of senior management experience.
Other than the Registrant, Mr. Miller does not hold a board seat in any other public company.

     DAVID HANLON has served as a director since September 2001. Mr. Hanlon has been employed an independent business consultant since 1998. From 1996 to 1998, Mr. Hanlon served as President and Chief Operating Officer of Rio Suites Hotel & Casino. Mr. Hanlon holds a degree from Cornell University and a MBA from the Wharton School of Business at the University of Pennsylvania. Other than the Registrant, Mr. Hanlon does not hold a board seat in any other public company.

     RALPH PAPITTO has served as a director since August 2001. Mr. Papitto has been the Chairman and CEO of AFC Cable Systems, Inc. since 1990. Mr. Papitto previously served as a director and officer of Nortek, Inc. and GTI Corporation and was a founder of both companies. Mr. Papitto holds a B.S. degree from Bryant College and honorary doctorate degrees from The New England Institute of Technology, Roger Williams University, Bryant College and Suffolk University. Mr. Papitto currently serves on the board of directors of Lynch Interactive Corporation, Lynch Corporation, AFC Cable Systems, Inc. and Avtek, Inc. In addition, Mr. Papitto is currently the Chairman of the Board of Trustees of Roger Williams University.

     EDWARD FISHMAN has served as a director since August 2001. From 1985 to 1995, he served as the Chief Executive Officer of Players International, Inc., a company he co-founded. Mr. Fishman has over 18 years experience in the gaming industry and has served as a marketing and strategic planning consultant to casinos worldwide. Mr. Fishman holds directorships in two other public companies, Laserlock, Inc. and Interactive Solutions Company.

     TIMOTHY J. KEATING served as our Chief Executive Officer from August 1999 to July 2001, and has served as our director since August 2001. Mr. Keating is currently the President of Keating Investments, LLC, a licensed broker-dealer and registered investment advisor, a position he has held since 1987. Mr. Keating was Managing Director and Head of European equity trading at Bear Stearns International, Ltd. in London from 1994 to 1997. Mr. Keating holds an A.B. degree in Economics from Harvard College. Other than the Registrant, Mr. Keating does not hold a board seat in any other public company.

     JOHN T. MANNER has served as a director since September 2001. Mr. Manner has served as President of John Manner Insurance Agency Inc. for the past 30 years. Mr. Manner holds a B.S. degree from Milliken University and a M.S. degree from Indiana University. Other than the Registrant, Mr. Manner does not hold a board seat in any other public company.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     In connection with the reorganization and sale of Series C Preferred Stock in July 2001, we paid a placement fee of $150,000 to Keating Investments, LLC for services rendered in connection with the private placement of our Series C preferred stock. Timothy J. Keating, a director of our company and our former President and Chief Executive Officer, is the Managing Member and President of Keating Investments, LLC.

     On September 4, 2001, we sold to Keating Partners, L.P., for an aggregate purchase price of $200,000, a total of 400,000 shares of our common stock, together with a warrant to purchase an additional 400,000 shares at an exercise price of $1.00 per share expiring on August 31, 2004. This transaction triggered the anti-dilution adjustment provisions of our Series C preferred stock, of which 36,694 shares are beneficially owned by Mr. Keating, resulting in an increase in the conversion rate for the Series C preferred stock from 31.25 to
46.875 shares of common stock for every one share of Series C preferred stock.

     In September 2001, we entered into a financial advisory agreement with Keating Investments, LLC. In consideration for the services to be rendered pursuant to this agreement, we issued Keating Investments, LLC a warrant to purchase 600,000 shares of our common stock at a purchase price of $0.10 per share, exercisable until September 10, 2006. The cost of this agreement has been recorded at $240,000 and is being charged to operations over 48 months. The holders of the Series C preferred stock executed a waiver of the anti-dilution adjustment to the conversion rate of the Series C preferred stock that otherwise would have been triggered by this transaction.

     In November 2001, we entered into two separate notes payable agreements with Mr. Root, an officer and Director, and Mr. Keating, a Director, each note in principle amount of $50,000, and accruing interest at 12% annually. At May 31, 2002, we had a balance of $100,000 outstanding under this agreement with accrued interest of $7,323. The notes plus accrued interest are payable no later than June 30, 2002 and are therefore classified as current liabilities.

     Mr. Root earned handicapping fees of $227,000 in the 2001 fiscal year, $74,000 of which has not yet been paid. We are currently negotiating with Mr. Root regarding payment of these fees, and anticipate settling this amount by the end of the next quarter by payment of an equivalent value of either options or restricted stock.

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     Based solely on its review of copies of Forms 3 and 4 and amendments thereto furnished to the company pursuant to Rule 16(a)-(e), Forms 5 and amendments thereto furnished to the company with respect to the last fiscal year, and any written representations regarding each and all of these Forms, GWIN is not aware of any failure to comply with Section 16(A) by any of the company's officers, directors and 10% stockholders.

COMMITTEES

     On February 7, 2002, GWIN formed an Audit Committee, comprised of Messrs. Hanlon, Keating and Manner. The purpose and functions performed by the committee are as follows: The Audit Committee shall represent the Board of Directors in discharging its responsibility relating to the accounting, reporting, and financial practices of the Company and its subsidiaries, and shall have general responsibility for surveillance of internal controls and accounting and audit activities of the Company and its subsidiaries. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company's financial statements. Specifically, the Audit Committee shall:

(i) Recommend to the Board of Directors, and evaluate, the firm of independent certified public accountants to be appointed as auditors of the Company, which firm shall be ultimately accountable to the Board of Directors through the Audit Committee.

(ii) Review and discuss with the outside auditors their audit procedures, including the scope, fees and timing of the audit, and the results of the annual audit examination and any accompanying management letter, and any reports of the outside auditors with respect to interim periods.

(iii)Review and discuss the written statement from the outside auditor of the Company concerning any relationships between the auditor and the Company or any other relationships that may adversely affect the independence of the auditor and, based on such review, assess the independence of the outside auditor.

(iv) Review and discuss with management and the auditors the financial statements of the Company, including analysis of the auditors' judgment as to the quality of the Company's accounting principles.

(v)  Based on the review and discussions described in paragraphs (ii) through
     (iv) above, recommend that the financial statements be included in the Annual Report on Form 10-K.

(vi) Review and discuss with management and outside auditors: (a) any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company; and (b) any transactions or courses of dealing with parties related to the Company which transactions are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties and which arrangements or transactions are relevant to an understanding of the Company's financial statements

(vii) Review and discuss with management and the outside auditors the adequacy of the Company's internal controls.

(viii)Review and discuss with management and the outside auditors the accounting policies which may be viewed as critical and review and discuss any significant changes in the accounting policies of the Company and accounting and financial reporting that may have a significant impact on the Company's financial reports.

(ix) Establish policies and procedures for the engagement of the outside auditors to provide non-audit services and consider whether the outside auditors' performance of information technology and other non-audit services is compatible with the auditor's independence.

(x) Review material pending legal proceedings involving the Company and other contingent liabilities.

(xi)  Review of the Audit Committee Charter on an annual basis.

     The Audit Committee has drafted a charter, and anticipates adopting such charter at its next regularly scheduled meeting on July 29, 2002. The Audit Committee has held one meeting as of the date of this Information Statement. At its meeting on May 7, 2002, (1) The audit committee has reviewed and discussed the audited financial statements with management, (2) The audit committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented, (3) The audit committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence; and (4) Based on the review and discussions referred to in paragraphs (a)(1) through (a)(3) of this Item, the audit committee recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-KSB for the last fiscal year for filing with the Commission.

     On February 7, 2002, GWIN formed a compensation committee, comprised of Messrs. Manner and Fishman. The Compensation Committee has held one meeting as of the date of this Information Statement. The purpose and primary functions of this Committee are to review executive compensation plans and arrangements, as well as employee incentive plans and arrangements, and determine that all such plans and arrangements have been properly conducted and are in the best interests of the Company and the shareholders.

MEETINGS

     GWIN held an aggregate of four regularly scheduled and special meetings of the Board of Directors since the election of the current Board of Directors on July 21, 2001 pursuant to the merger of the Company's predecessor, Imsco Technologies, Inc. with Global Sports and Entertainment, Inc. Prior to that date, the Board of Directors was comprised of one individual.

EXECUTIVE  COMPENSATION

     The following tables and discussion set forth information with respect to all incentive stock option plan and non-plan compensation awarded to, earned by or paid to the Chief Executive Officer ("CEO"), all services rendered in all capacities to the Company and its subsidiaries for each of the Company's last three (3) completed fiscal years; provided, however, that no disclosure has been made for any executive officer, other than the CEO, whose total annual salary and bonus does not exceed $100,000.


                                                                            Long-Term
                                             Annual  Compensation           Compensation
                                         -------------------------------   -------------
                                                                            Securities
                                                                            Underlying   All Other
                                                                            Options      Compen
Name And Position                           Year   Salary ($)      Other    Granted     -Sation
-------------------------------------      ------  -----------  ----------  ---------  -----------

Wayne Allyn Root (1)                         2001  $   165,000  $227,000(2)        -        -
Chairman and Chief Executive Officer         2000  $   180,000  $   70,000   106,551        -
                                             1999            -           -         -        -

Douglas R. Miller (3)                        2001  $   173,845           -         -        -
President and Secretary                      2000  $   180,000           -   106,551        -
                                             1999            -           -         -        -

Timothy J. Keating (4)                       2001            -           -         -        -
former Chief Executive Officer               2000            -  $   75,000         -        -
                                             1999            -           -   175,000        -


(1) The amounts set forth above for Mr. Root represent compensation paid to him beginning on December 6, 1999 when he become an executive officer of Global SportsEDGE, Inc., which became a wholly-owned subsidiary of our company as a result of our reorganization in July 2001.

(2) Other compensation represents handicapping fees earned, and includes $74,000 earned but not yet paid by our company.

(3) The amounts set forth above for Mr. Miller represent compensation paid to him beginning on December 6, 1999 when he became an executive officer of Global SportsEDGE, Inc.

(4) Mr. Keating served as our Chief Executive Officer from August 1999 to July 2001. As compensation for serving as our Chief Executive Officer, on October 13, 2000, we granted Mr. Keating a total of 200,000 shares of our common stock, which had a fair market value of approximately $75,000 on the date of grant.

                        OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth option grants to our Chief Executive Officer and our other executive officers during the year ended December 31, 2001.

                                                       Percent Of
                                      Number Of        Total Options
                                      Securities       Granted To
                                      Underlying       Employees In       Exercise Price  Expiration
Name                                  Options Granted  Fiscal Year 2001   Per Share       Date
------------------------------------  ---------------  ----------------  --------------  ----------

Wayne Allyn Root
Chairman and Chief Executive Officer        0               N/A

Douglas R. Miller
President and Secretary                     0               N/A

Timothy J. Keating
Former Chief Executive Officer              -                 -               -              -

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND OPTION VALUES AS OF
                                DECEMBER 31, 2001

The following table sets forth information concerning option exercises and option holdings for the year ended December 31, 2001 with respect to our Chief Executive Officer and each of our other executive officers.


                                                Number  Of  Securities          Value  Of  Unexercised
                    Shares                      Underlying  Unexercised         In-The-Money  Options
                    Acquire                     Options At December 31, 2001    at December  31,  2001
                    on            Value         ----------------------------    --------------------------
Name                Exercise (#)  Realized ($)  Exercisable    Unexercisable    Exercisable  Unexercisable
------------------  ------------  ------------  -----------    -------------    -----------  -------------

Wayne A. Root                  -             -      106,551              -            0              0

Douglas R. Miller              -             -      106,551              -            0              0

Timothy J. Keating             -             -            -              -            -              -


DIRECTOR  COMPENSATION

         There are no standard or individual compensation packages for any of the directors.

EMPLOYMENT  CONTRACTS

     We have entered into employment agreements with our Chief Executive Officer, Wayne Allyn Root, and our President and Chief Operating Officer, Douglas R. Miller. Pursuant to their agreements, Mr. Root and Mr. Miller are required to devote their entire business time to the affairs of the company. Mr. Root's and Mr. Miller's employment agreements call for a current base salary of $250,000 per year. They have agreed, however, to accept base salaries of $175,000 until we have either raised sufficient capital to do so or our profits allow payment of a greater amount. In addition, both agreements provide that their salaries are to be adjusted annually by no less than the greater of 5% or the increase in CPI during the year. Mr. Miller's employment agreement terminates on December 31, 2004. Mr. Root's employment agreement terminates on February 28, 2005. Mr. Root's agreement is renewable for an additional five-year period at our option until February 28, 2010. We must notify Mr. Root of our desire to exercise our option by December 31, 2004.

                                    ACTION 4
                            RATIFICATION OF AUDITORS

     On June 14, 2002, the Board of Directors reappointed Moore Stephens, P.C., as the Company's independent auditors to audit the consolidated financial statements of the Company for the current fiscal year ending July 31, 2002. The Board of Directors considered the fees paid to Moore Stephens as disclosed in our subheadings "Financial Information Systems Design and Implementation Fees" and "All Other Fees" in determining whether the provision of the services covered in those sections are compatible with maintaining Moore Stephens' independence. On June 18, 2002, the consenting stockholders issued a Consent, whereby they approved and ratified the reappointment of Moore Stephens, P.C. as the Company's independent auditors.

AUDIT  FEES

     The aggregate fees billed by Moore Stephens for professional services rendered for the audit of GWIN's annual financial statements for the fiscal year ended December 31, 2001, and for the reviews of the financial statements included in GWIN's quarterly reports for 2001, were approximately $29,737, not including Attestation Fees, discussed below.

FINANCIAL  INFORMATION  SYSTEMS  DESIGN  AND  IMPLEMENTATION  FEES

     There were no fees billed by Moore Stephens or its affiliates for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2001.

ALL  OTHER  FEES

     The aggregate fees for all other services rendered by Moore Stephens in the fiscal year ended December 31, 2001 were approximately $20,760 and can be sub-categorized as follows:

     Attestation Fees. The aggregate fees for attestation services rendered by Moore Stephens for matters such as consents related to SEC registration statements, audits of employee benefit plans, agreed-upon procedures, due diligence pertaining to acquisitions and consultation on accounting standards or transactions was approximately $20,760.

     Other Fees. The aggregate fees for all other services rendered by Moore Stephens in the 2001 fiscal year was approximately $0.00.

     Representatives of Moore Stephens, P.C. are expected to be present in the event that we hold an Annual Meeting, which date has not yet been determined, and will be provided an opportunity to make a statement and to respond to appropriate inquiries from stockholders.

                                                                       EXHIBIT A

                            WRITTEN CONSENT TO ACTION
                              MAJORITY SHAREHOLDERS
                                       OF
                      GLOBAL SPORTS AND ENTERTAINMENT, INC.
                            (A DELAWARE CORPORATION)

                             TAKEN WITHOUT A MEETING
--------------------------------------------------------------------------------

     Pursuant to the authority of Section 228 (a) of the Delaware General Corporation Act, and Article II, Section 11 of the By-Laws of Global Sports and Entertainment, Inc. (the "Company") a Delaware corporation, the undersigned, constituting at least a majority of the shareholders of the Company, do hereby consent to all resolutions as described herein and adopted by the Board of Directors on June 14, 2002, such consent issued without a meeting, and to be made effective as of June 18, 2002 or as soon thereafter as practicable and permissible by the Federal securities laws.

                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                  ---------------------------------------------
                        TO CHANGE THE NAME OF THE COMPANY
                        ---------------------------------

WHEREAS, the Company is aware of another non-competing company which exists and is operating and doing business as "Global Sports, Inc." which has filed a complaint against the Company claiming, among other things, the existence of trademark infringement regarding the use of our name;

WHEREAS, the Company desires to avoid both consumer confusion and both potential and actual litigation with Global Sports, and, without regard to the merits of the complaint filed, but in consideration of the time and resources which will be required to adequately respond to this proceeding, deem it in the best interests of the Company and the shareholders of the Company to avoid the deleterious effects of pursuing this cause of action altogether and focus on the business and operations of the Company;

WHEREAS, it is proposed that the Company amend its Certificate of Incorporation to change the Company's name from "Global Sports & Entertainment, Inc." to "GWIN, Inc."

NOW, THEREFORE, BE IT RESOLVED, that any executive officer of this Company, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of this Company, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings or other documents and to take any additional steps as any such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions;

FURTHER RESOLVED, that any action or actions heretofore taken by any executive officer of this Company on behalf of this Company in connection with the foregoing resolutions are hereby ratified and approved as the actions of this Company.

                   ADOPTION OF THE 2002 EQUITY INCENTIVE PLAN
                   ------------------------------------------

WHEREAS, it is in the best interests of this Company and its stockholders to attract and retain the highest level of talent among its key employees and consultants and;

WHEREAS, the undersigned have been presented with a form of the proposed 2002 Equity Incentive Plan, attached hereto as Exhibit 1 (the "Plan");

WHEREAS, it is deemed to be in the best interests of the Company and its stockholders to approve and adopt the Plan in all material respects;

NOW, THEREFORE, BE IT RESOLVED, that any executive officer of this Company, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of this Company, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings or other documents and to take any additional steps as any such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions;

FURTHER RESOLVED, that any action or actions heretofore taken by any executive officer of this Company on behalf of this Company in connection with the foregoing resolutions are hereby ratified and approved as the actions of this Company.

                          BOARD OF DIRECTORS REDUCTION
                          ----------------------------

WHEREAS, Article III, Section 2 of the By-Laws of this Company require the Board of Directors to include not less than three members, nor more than nine members, and such number may be fixed from time to time by affirmative vote of the majority of the Board of Directors or by action of the shareholders of the Company;

WHEREAS, it is proposed that the Board of Directors, currently numbering eight members, be reduced to seven members, and thereafter fixed at seven, until such time as the Board of Directors deem it appropriate and necessary for the best interest of the Company to alter such number;

WHEREAS, it is deemed to be in the best interests of the Company and its stockholders to approve the reduction in the Board of Directors and fix the number of members of such Board at seven;

NOW, THEREFORE, BE IT RESOLVED, that any executive officer of this Company, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of this Company, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings or other documents and to take any additional steps as any such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions;

FURTHER RESOLVED, that any action or actions heretofore taken by any executive officer of this Company on behalf of this Company in connection with the foregoing resolutions are hereby ratified and approved as the actions of this Company.

                              ELECTION OF DIRECTORS
                              ---------------------

WHEREAS, it is proposed that the following individuals be nominated by the Board of Directors to serve as Directors of the Company for the next term;

     Wayne  Allyn  Root
     Douglas  R.  Miller
     David  P.  Hanlon
     Edward  J.  Fishman
     Ralph  R.  Papitto
     Timothy  J.  Keating
     John  T.  Manner

WHEREAS, the above-listed individuals are duly nominated by the Board of Directors to serve as Directors of the Company;

WHEREAS, it is deemed to be in the best interests of the Company and its stockholders to elect such nominated Directors;

NOW, THEREFORE, BE IT RESOLVED, that the individuals named above be, and hereby are, elected to serve as Directors of the Company until their successors are duly elected or qualified, effective immediately upon compliance with all state and federal regulatory requirements;

FURTHER RESOLVED, that any action or actions heretofore taken by any executive officer of this Company on behalf of this Company in connection with the foregoing resolutions are hereby ratified and approved as the actions of this Company.


                            RATIFICATION OF AUDITORS
                            ------------------------

WHEREAS, it is proposed that Moore Stephens, P.C. be appointed to serve as independent auditors to the Company for the fiscal year ended July 31, 2002;

WHEREAS, the Board of Directors has considered the previous service provided by Moore Stephens, P.C. as independent auditors to the Company, including consideration of the fees paid to Moore Stephens regarding Financial Information Systems Design and Implementation Fees and any other fees paid to Moore Stephens for the fiscal year ended December 31, 2001, which do not include audit fees, in determining whether the provision of the services covered in those sections are compatible with maintaining Moore Stephens' independence;

WHEREAS, after such consideration, Moore Stephens, P.C. is duly appointed by the Board of Directors to serve as independent auditors to the Company;

WHEREAS, it is deemed to be in the best interests of the Company and its stockholders to ratify such appointed auditors;

NOW, THEREFORE, BE IT RESOLVED, that Moore Stephens, P.C. be, and hereby is, ratified to serve as independent auditors to the Company for the fiscal year ended July 31, 2002;

FURTHER RESOLVED, that any action or actions heretofore taken by any executive officer of this Company on behalf of this Company in connection with the foregoing resolutions are hereby ratified and approved as the actions of this Company.

<SIGNATURES  ON  FOLLOWING  PAGE>

     This Written Consent shall be added to the corporate records of this Company and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held. This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Written Consent.



                                               STOCKHOLDERS:


Date:  June  18,  2002                         /s/  Wayne  Allyn  Root
                                               -----------------------------
                                               Name:  Wayne  Allyn  Root


Date:  June  18,  2002                         /s/  Douglas  R. Miller
                                               ------------------------------
                                               Name: Douglas  R. Miller


Date:  June  18,  2002                         /s/  Timothy  J. Keating
                                               ------------------------------
                                               Name:  Timothy  J.  Keating


Date:  June  18,  2002                         /s/  John  T.  Manner
                                               ------------------------------
                                               Name:  John  T.  Manner


Date:  June  18,  2002                         /s/  Ralph  R.  Papitto
                                               ------------------------------
                                               Name:  Ralph  R.  Papitto


Date:  June  18,  2002                         /s/  Edward  J.  Fishman
                                               ------------------------------
                                               Name:  Edward  J.  Fishman

EXHIBIT  1


                           2002 EQUITY INCENTIVE PLAN

     AS ADOPTED JUNE 14, 2002 AND APPROVED BY THE SHAREHOLDERS JUNE 18, 2002


1.     PURPOSE.

The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parents and its Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 2.

2.     DEFINITIONS.

     As used in this Plan, the following terms will have the following meanings:

     "AWARD"  means  any award under this Plan, including any Option, Restricted
      -----
Stock  or  Stock  Bonus.

     "AWARD  AGREEMENT"  means,  with  respect to each Award, the signed written
      ----------------
agreement between the Company and the Participant setting forth the terms and conditions of the Award.

     "BOARD"  means  the  Board  of  Directors  of  the  Company.
      -----

     "CAUSE"  means any cause, as defined by applicable law, for the termination
      -----
of a Participant's employment with the Company or a Parent or Subsidiary of the Company.

     "CODE"  means  the  Internal  Revenue  Code  of  1986,  as  amended.
      ----

     "COMMITTEE"  means  the  Compensation  Committee  of  the  Board.
      ---------

     "COMPANY"  means  GWIN,  Inc.,  formerly  known  as  Global  Sports  &
      -------
Entertainment,  Inc.,  a  Nevada  corporation,  or  any  successor  corporation.

     "DISABILITY" means a disability, whether temporary or permanent, partial or
      ----------
total,  as  determined  by  the  Committee.

     "EXCHANGE  ACT"  means  the  Securities  Exchange  Act of 1934, as amended.
      -------------

     "EXERCISE  PRICE"  means  the  price  at  which  a  holder of an Option may
      ---------------
purchase  the  Shares  issuable  upon  exercise  of  the  Option.

     "FAIR  MARKET  VALUE"  means,  as  of any date, the value of a share of the
      -------------------
Company's  Common  Stock  determined  as  follows:


     (a) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

     (b) if such Common Stock is quoted on the NASDAQ National Market, its closing price on the NASDAQ National Market on the date of determination as reported in The Wall Street Journal;

     (c) if such Common Stock is publicly traded but is not listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported on the NASD over-the-counter bulletin board Internet website, or other NASD-sponsored website reporting such trading.

     (d) in the case of an Award made on the Effective Date, the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

     (e) if none of the foregoing is applicable, by the Committee in good faith.

     "INSIDER"  means  an officer or director of the Company or any other person
      -------
whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

     "OPTION" means an award of an option to purchase Shares pursuant to Section
      ------
6.

     "PARENT"  means  any  corporation  (other  than the Company) in an unbroken
      ------
chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     "PARTICIPANT"  means  a  person  who  receives  an  Award  under this Plan.
      -----------

     "PERFORMANCE  FACTORS"  means the factors selected by the Committee, in its
      --------------------
sole and absolute discretion, from among the following measures to determine whether the performance goals applicable to Awards have been satisfied:

     (a)     Net  revenue  and/or  net  revenue  growth;

     (b) Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

     (c)     Operating  income  and/or  operating  income  growth;

     (d)     Net  income  and/or  net  income  growth;

     (e)     Earnings  per  share  and/or  earnings  per  share  growth;

     (f)     Total  stockholder  return  and/or total stockholder return growth;

     (g)     Return  on  equity;

     (h)     Operating  cash  flow  return  on  income;

     (i)     Adjusted  operating  cash  flow  return  on  income;

     (j)     Economic  value  added;  and

     (k)     Individual  confidential  business  objectives.

     "PERFORMANCE  PERIOD"  means  the  period  of  service  determined  by  the
      -------------------
Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

     "PLAN"  means this GWIN 2002 Equity Incentive Plan, as amended from time to
      ----
time.

     "RESTRICTED  STOCK  AWARD"  means an award of Shares pursuant to Section 7.
      ------------------------

     "SEC"  means  the  Securities  and  Exchange  Commission.
      ---

     "SECURITIES  ACT"  means  the  Securities  Act  of  1933,  as  amended.
      ---------------

     "SHARES"  means  shares of the Company's Common Stock reserved for issuance
      ------
under this Plan, as adjusted pursuant to Sections 3 and 19, and any successor security.

     "STOCK BONUS" means an award of Shares, or cash in lieu of Shares, pursuant
      -----------
to  Section  8.

     "SUBSIDIARY"  means any corporation (other than the Company) in an unbroken
      ----------
chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     "TERMINATION" or "TERMINATED" means, for purposes of this Plan with respect
      -----------      ----------
to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Company, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to a formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "TERMINATION DATE").

     "UNVESTED  SHARES"  means  "Unvested  Shares"  as  defined  in  the  Award
      ----------------
Agreement.

     "VESTED  SHARES"  means  "Vested Shares" as defined in the Award Agreement.
      --------------

3.     SHARES  SUBJECT  TO  THE  PLAN.

     3.1     Number  of  Shares  Available.  Subject to Sections 3.2 and 19, the
             -----------------------------
total aggregate number of Shares reserved and available for grant and issuance pursuant to this Plan will be 3,000,000 plus Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but forfeited or repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

     3.2     Adjustment  of Shares.  In the event that the number of outstanding
             ---------------------
shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

4.     ELIGIBILITY.

      ISOs (as defined in Section 6 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

5.     ADMINISTRATION.

     5.1     Committee  Authority.  This  Plan  will  be  administered  by  the
             --------------------
Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

     (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

     (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

     (c)  select  persons  to  receive  Awards;

     (d)  determine  the  form  and  terms  of  Awards;

     (e) determine the number of Shares or other consideration subject to Awards;

     (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

     (g)  grant  waivers  of  Plan  or  Award  conditions;

     (h)  determine  the  vesting,  ability  to  exercise and payment of Awards;

     (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

     (j)  determine  whether  an  Award  has  been  earned;  and

     (k) make all other determinations necessary or advisable for the administration of this Plan.

     5.2     Committee Discretion.  Any determination made by the Committee with
             --------------------
respect to any Award will be made at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

6.     OPTIONS.

      The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISO") or Nonqualified Stock Options ("NQSOS"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

     6.1     Form  of Option Grant.  Each Option granted under this Plan will be
             ---------------------
evidenced by an Award Agreement that will expressly identify the Option as an ISO or an NQSO (hereinafter referred to as the "STOCK OPTION AGREEMENT"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

     6.2     Date  of Grant.  The date of grant of an Option will be the date on
             --------------
which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

     6.3     Exercise  Period.  Options  may  be exercisable within the times or
             ----------------
upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("TEN PERCENT STOCKHOLDER") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

     6.4     Exercise Price.  The Exercise Price of an Option will be determined
             --------------
by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that: (a) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (b) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 9 of this Plan.

     6.5     Method  of  Exercise.  Options may be exercised only by delivery to
             --------------------
the Company of a written stock option exercise agreement (the "EXERCISE AGREEMENT") in a form approved by the Committee, (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

     6.6     Termination.  Notwithstanding the exercise periods set forth in the
             -----------
Stock Option Agreement, exercise of an Option will always be subject to the following:

          (a) If the Participant's service is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date

     (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

          (b) If the Participant's service is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant's Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (ii) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an
     NQSO),  but  in any event no later than the expiration date of the Options.

          (c) Notwithstanding the provisions in paragraph 6.6(a) above, if a Participant's service is Terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after Termination, whether or not after Termination the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to Termination, for services rendered for the day on which Termination occurs, for salary in lieu of notice, or for any other benefits. For the purpose of this paragraph, Termination shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is Terminated.

     6.7     Limitations  on  Exercise.  The  Committee may specify a reasonable
             -------------------------
minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

     6.8     Limitations on ISO.  The aggregate Fair Market Value (determined as
             ------------------
of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

     6.9     Modification,  Extension  or  Renewal.  The  Committee  may modify,
             -------------------------------------
extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 6.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

     6.10     No  Disqualification.  Notwithstanding any other provision in this
              --------------------
Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section  422  of  the  Code.

7.     RESTRICTED  STOCK.

A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "PURCHASE PRICE"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

     7.1     Form  of  Restricted Stock Award.  All purchases under a Restricted
             --------------------------------
Stock Award made pursuant to this Plan will be evidenced by an Award Agreement (the "RESTRICTED STOCK PURCHASE AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise extended by the Committee.

     7.2     Purchase  Price.  The  Purchase  Price of Shares sold pursuant to a
             ---------------
Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price must be made in accordance with Section 9 of this Plan.

     7.3     Terms of Restricted Stock Awards.  Restricted Stock Awards shall be
             --------------------------------
subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance
Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and have different performance goals and other criteria.

     7.4     Termination  During  Performance  Period.  If  a  Participant  is
             ----------------------------------------
Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee determines otherwise.

8.     STOCK  BONUSES.

     8.1     Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which
             -----------------------
may consist of Restricted Stock) for extraordinary services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus will be awarded pursuant to an Award Agreement (the "STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "PERFORMANCE STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

     8.2     Terms of Stock Bonuses.  The Committee will determine the number of
             ----------------------
Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and
(c)  determine  the  number  of  Shares  that may be awarded to the Participant.
Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

     8.3     Form  of  Payment.  The earned portion of a Stock Bonus may be paid
             -----------------
to the Participant by the Company either currently or on a deferred basis, with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

9.     PAYMENT  FOR  SHARE  PURCHASES.

     9.1     Payment.  Payment for Shares purchased pursuant to this Plan may be
             -------
made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

     (a)  by  cancellation  of  indebtedness  of the Company to the Participant;

     (b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of Rule 144 of the Securities Act of 1933 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

     (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

     (d) by waiver of compensation due or accrued to the Participant for services rendered;

     (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

          (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

               (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

     (f)  by  any  combination  of  the  foregoing.

     9.2     Loan  Guarantees.  The  Committee  may help the Participant pay for
             ----------------
Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

10.     WITHHOLDING  TAXES.

     10.1     Withholding  Generally.  Whenever  Shares  are  to  be  issued  in
              ----------------------
satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

     10.2     Stock Withholding.  When, under applicable tax laws, a participant
              -----------------
incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

11.     PRIVILEGES  OF  STOCK  OWNERSHIP.

     11.1     Voting  and Dividends.  No Participant will have any of the rights
              ---------------------
of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and will have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12.

     11.2     Financial  Statements.  The  Company  will  provide  financial
              ---------------------
statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding, if and in such form as may be required by Nevada law; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

12.     TRANSFERABILITY.

     Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution. During the lifetime of the Participant an Award will be exercisable only by the Participant. During the lifetime of the Participant, any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

13.     RESTRICTIONS  ON  SHARES.

     At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of (a) Participant's Termination Date, or (b) the date Participant purchases Shares under this Plan. Such repurchase by the Company shall be for cash and/or cancellation of purchase money indebtedness, and the price per share shall be the Participant's Exercise Price or the Purchase Price, as applicable.

14.     CERTIFICATES.

     All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

15.     ESCROW;  PLEDGE  OF  SHARES.

     To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

16.     EXCHANGE  AND  BUYOUT  OF  AWARDS.

     The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

17.     SECURITIES  LAW  AND  OTHER  REGULATORY  COMPLIANCE.

     An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the

Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

18.     NO  OBLIGATION  TO  EMPLOY.

      Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

19.     CORPORATE  TRANSACTIONS.

     19.1     Assumption or Replacement of Awards by Successor.  In the event of
              ------------------------------------------------
(a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 19.1, such Awards will expire on such transaction at such time and on such conditions as the Committee will determine. Notwithstanding anything in this Plan to the contrary, the Committee may provide that the vesting of any or all Awards granted pursuant to this Plan will accelerate upon a transaction described in this Section 19. If the Committee exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee.

     19.2     Other  Treatment of Awards.  Subject to any greater rights granted
              --------------------------
to Participants under the foregoing provisions of this Section 19, in the event of the occurrence of any transaction described in Section 19.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

     19.3     Assumption  of  Awards  by the Company.  The Company, from time to
              --------------------------------------
time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either: (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award


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
granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

20.     ADOPTION  AND  STOCKHOLDER  APPROVAL.

     This Plan will become effective on the date on which it is adopted by the Board (the "EFFECTIVE DATE"). This Plan shall be approved by the stockholders of the Company within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Committee may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to stockholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; (c) in the event that stockholder approval of this Plan is not obtained within the time period provided herein, all Awards granted hereunder shall be cancelled, any Shares issued pursuant to any Awards shall be cancelled and any purchase of Shares issued hereunder shall be rescinded; and
(d) in the event that stockholder approval of an increase in the number of Shares subject to this Plan is not obtained, all Awards granted pursuant to such increase will be cancelled, any Shares issued pursuant to any Award granted pursuant to such increase will be cancelled, and any purchase of Shares pursuant to such increase will be rescinded.

21.     TERM  OF  PLAN/GOVERNING  LAW.

     Unless earlier terminated as provided  herein, this Plan will terminate ten
(10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of Nevada.

22.     AMENDMENT  OR  TERMINATION  OF  PLAN.

     The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

23.     NONEXCLUSIVITY  OF  THE  PLAN.

     Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.


24.     ACTION  BY  COMMITTEE.

     Any action permitted or required to be taken by the Committee or any decision or determination permitted or required to be made by the Committee pursuant to this Plan shall be taken or made in the Committee's sole and absolute discretion.

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




     IN WITNESS WHEREOF, GWIN has duly executed this Amendment to be effective as the date first above written.


                                     GWIN,  INC.
                                     A  Delaware  corporation


                                     By:  /s/  Douglas  R. Miller
                                          --------------------------
                                     Name:  Douglas  R.  Miller
                                     Title: President and Chief Financial
                                            Officer























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
                                                                       EXHIBIT B

                            THE NAME CHANGE AMENDMENT


     RESOLVED  FURTHER,  that  Article  First  of  the  Amended  Certificate  of
Incorporation  of  the  Company  be  amended  to  read  in  part  as  follows:

                                  ARTICLE FIRST
                                  -------------

FIRST:  The  name  of  the  corporation  is  GWIN,  Inc. (the "Corporation").


     IN WITNESS WHEREOF, GWIN has duly executed this Amendment to be effective as the date first above written.


                                     GWIN,  INC.
                                     A  Delaware  corporation


                                     By:  /s/  Douglas  R. Miller
                                          --------------------------
                                     Name:  Douglas  R.  Miller
                                     Title: President and Chief Financial
                                            Officer




















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